UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2023

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 4, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Accel Entertainment, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s Long Term Incentive Plan (the “A&R LTIP”) to (i) increase the available share reserve by 2,000,000 shares of the Company’s Class A-1 common stock (for a cumulative aggregate share authorization of 8,000,000 shares) and (ii) make certain clarifying changes.
A description of the A&R LTIP was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2023 (the “Proxy Statement”) under the heading “Proposal 5 – Approval of the Amendment and Restatement of our Long Term Incentive Plan,” which description is incorporated herein by reference. The description of the A&R LTIP is qualified in its entirety by reference to the full text of the A&R LTIP, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting the following actions were taken:
1. Election of Three Class I Directors. Karl Peterson, Dee Robinson and Andrew Rubenstein were elected to serve on the Company’s board of directors (the “Board”), each to serve a three-year term, which will expire at the 2026 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until such director’s earlier resignation or removal. The vote tally was as follows:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Karl Peterson	47,526,520	10,567,506	10,867,499
Dee Robinson	48,916,247	9,177,779	10,867,499
Andrew Rubenstein	48,804,712	9,289,314	10,867,499
2. Advisory Vote on Executive Compensation. The Board’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
27,397,791	5,596,307	46,708	10,867,499
3. Advisory Vote on the Frequency of Advisory Votes on Executive Compensation. The Company’s stockholders indicated, on a non-binding advisory basis, their preference for future non-binding advisory votes to approve the compensation of the Company’s named executive officers to be held every one year. The vote tally was as follows:

One Year	Two Years	Three Years	Shares Abstaining	Broker Non-Votes
32,041,547	610,662	63,422	325,175	10,867,499
In accordance with the Board’s recommendation and in light of such vote, the Company determined that the advisory vote to approve the compensation of the Company’s named executive officers will be held every one year until the next required vote on the frequency of the advisory approval of the compensation of the Company’s named executive officers.
4. Ratification of Appointment Independent Registered Public Accounting Firm. The Board’s proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023 was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
43,811,168	63,652	33,485

5. Approval of the A&R LTIP. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
27,677,927	5,313,518	49,361	10,867,499
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Long Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: May 5, 2023	By:	/s/ Derek Harmer
Derek Harmer
General Counsel and Chief Compliance Officer

4